Castelle                                                           Exhibit 10.18

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                           LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement is entered into as of March 16, 2003, by and between Castelle ("Borrower") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated March 18, 1999, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Three Million Dollars ($3,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A. Modification(s) to Loan Agreement.

          1. Section 8.3 entitled "Material Adverse Change" is hereby amended to read as follows:

                           If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations; or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral (the foregoing being defined as a "Material Adverse Change").


          2.   The   following   defined   terms  under  Section  13.1  entitled
               "Definitions" are hereby amended and/or incorporated to read as follows:

                           "Revolving Maturity Date" is March 15, 2004.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Lender a fee in the amount of Three Thousand Dollars ($3,000) (the "Loan Fee"), plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledge or signing below) agrees that it has no defenses against the obligations to pay any amounts under the Obligations.

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7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below)
understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITION. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                          BANK:

CASTELLE                                          SILICON VALLEY BANK


By:                                    By:
   ----------------------------         ------------------------------------
Name:                                  Name:
   ----------------------------         ------------------------------------
Title:                                 Title:
    ---------------------------           ----------------------------------


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                         CORPORATE BORROWING RESOLUTION
Borrower:  CASTELLE                         Bank:  SILICON VALLEY BANK

I, the undersigned Secretary or Assistant Secretary of CASTELLE ("Borrower"), certify that Borrower is a corporation existing under the laws of the State of California.

I certify that at a meeting of Borrower's Directors (or by other authorized corporate action) duly held the following resolutions were adopted.

It is resolved that any one of the following officers of Borrower, whose name, title and signature is below:
         NAME                         TITLE                      SIGNATURE
         ----                         -----                      ---------

_______________________    _______________________    _________________________

_______________________    _______________________    _________________________

_______________________    _______________________    _________________________


may act for Borrower and:
         Borrow Money.  Borrow money from Silicon Valley Bank ("Bank").
         Execute Loan Documents. Execute any loan documents Bank requires. Grant Security. Grant Bank a security interest in any of Borrower's assets.
         Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which
         Borrower has an interest and receive cash or otherwise use the proceeds Letters of Credit. Apply for letters of credit from Bank.
         Foreign Exchange Contracts.  Execute spot or forward foreign exchange contracts.
         Issue Warrants.  Issue warrants for Borrower's stock.
         Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they think necessary to effectuate these Resolutions.
Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation. I certify that the persons listed above are Borrower's officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.
X ______________________________________________     _____________
    *Secretary or Assistant Secretary                    Date

X ______________________________________________
 * If the certifying officer is designated as a signer in these resolutions then another corporate officer must also sign.


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